Exhibit 99.3

URANIUM ENERGY CORP.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(Expressed in thousands U.S. Dollars)

On August 19, 2022, Uranium Energy Corp. (the “Company” or “UEC”) closed the acquisition of all of the issued and outstanding common shares of UEX Corporation (“UEX”) not previously held by way of a court-approved plan of arrangement under the provisions of the Canada Business Corporations Act (the “UEX Acquisition”) pursuant to the terms and conditions of the arrangement agreement (the “Agreement”) dated August 15, 2022.

The unaudited pro forma combined balance sheet as of July 31, 2022, combines the historical consolidated balance sheets of UEC and UEX giving effect to the UEX Acquisition and Financing as if they had occurred on July 31, 2022. The unaudited pro forma combined statements of operations for the year ended July 31, 2022 combine the historical statements of operations and comprehensive loss of UEC and UEX, giving effect to the UEX Acquisition and Financing as if they had occurred on August 1, 2021, the first day of the Company’s 2022 fiscal year. We have also shown the effect of the acquisition of Uranium One Americas Inc. (the “U1A Acquisition”) (See note 5)

The unaudited pro forma combined financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the UEX Acquisition occurred on the dates indicated nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma combined financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the combined company in periods following the UEX Acquisition may differ significantly from this unaudited pro forma combined financial information. The unaudited pro forma combined financial information does not reflect any cost savings, or operating synergies resulting from the UEX Acquisition or the cost necessary to achieve cost savings, or operating synergies or other costs relating to the integration of the two companies.

The unaudited pro forma combined financial information was based on, and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma combined financial information;

●

UEC’s audited consolidated statement of operations and comprehensive loss and balance sheet for the fiscal year ended and as at July 31, 2022 included in the Company’s Annual Report on the Form 10-K filed with the Securities and Exchange Commission on September 29, 2022;

●	Audited annual consolidated financial statements of UEX as of and for the year ended December 31, 2021.

●	Unaudited condensed interim consolidated financial statements of UEX for the three and six months ended June 30, 2022.

●

the separate interim consolidated financial statements and the accompanying notes of UEX as of, and for three and six month periods ended, June 30, 2021, as filed with the Canadian securities regulators on SEDAR on August 9, 2021.

●

the Amendment No. 2 on Form 8-K/A that amends the Original Form 8-K to include the historical audited and unaudited financial statements of U1A and the pro forma combined financial information required by item 9.01 filed with the Securities and Exchange Commission on March 4, 2022.

URANIUM ENERGY CORP.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

AS OF JULY 31, 2022

(Expressed in thousands U.S. Dollars, except for share data)

	Historical	Historical (Note 1)	Pro Forma Adjustments (Notes 3 and 4)		Pro Forma Combined
	US GAAP	US GAAP
	Uranium Energy Corp.	UEX Corporation
CURRENT ASSETS
Cash and cash equivalents	32,536	6,395	(904)	4b	38,027
Inventories	66,570	-			66,570
Prepaid expenses and deposits	2,871	97	(335)	4f	2,633
Other current assets	214	118			332
TOTAL CURRENT ASSETS	102,191	6,610	(1,239)		107,562
					-
MINERAL RIGHTS AND PROPERTIES	181,948	8,480	156,642	3	347,070
PROPERTY, PLANT AND EQUIPMENT	20,234	232			20,466
RESTRICTED CASH	7,251	-			7,251
EQUITY-ACCOUNTED INVESTMENT	24,177	14,714	8,811	3	47,702
INVESTMENT IN EQUITY SECURITIES	14,834	136	(6,914)	4d	8,056
OTHER NON-CURRENT ASSETS	3,612	66			3,678
TOTAL ASSETS	354,247	30,238	157,300		541,785

CURRENT LIABILITIES
Accounts payable and accrued liabilities	8,162	1,767	6,491	4f	16,420
Other current liabilities	336	41			377
Asset retirement obligation		47			47
TOTAL CURRENT LIABILITIES	8,498	1,855	6,491		16,844

ASSET RETIREMENT OBLIGATIONS	17,276	109			17,385
OTHER NON-CURRENT LIABILITIES	1,028	29			1,057
DEFERRED TAX LIABILITIES	536	-			536
TOTAL LIABILITIES	27,338	1,993	6,491		35,822

STOCKHOLDERS' EQUITY
Capital stock	289	189,238	(189,189)	4a, 4c	338
Additional paid-in capital	613,179	3,420	180,731	4a, 4c, 4e	797,330
Accumulated deficit	(286,373)	(164,235)	159,089	3, 4c, 4f	(291,519)
Accumulated other comprehensive income	(186)	(178)	178	4c	(186)
TOTAL EQUITY	326,909	28,245	150,809		505,963
TOTAL LIABILITIES AND EQUITY	354,247	30,238	157,300		541,785

See Accompanying Notes to the Unaudited Pro Forma Combined Balance Sheets.

URANIUM ENERGY CORP.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED JULY 31, 2022

(Expressed in thousands U.S. Dollars, except for share data)

	Historical	Constructed periods (note 5)	Pro Forma Adjustments (note 5)		Pro forma	Constructed Historical (Note 1)	IFRS to US GAAP Adjustments (Note 2)			Pro Forma Adjustments (Notes 3 and 4)		Pro Forma Combined
	US GAAP	US GAAP			US GAAP	IFRS			US GAAP
	Uranium Energy Corp.	Uranium One Americas, Inc.	Uranium One Americas, Inc.		Combined with Uranium One Americas, Inc.	UEX Corporation			UEX Corporation			Uranium Energy Corp.
SALES AND SERVICE REVENUE	23,161	135			23,296				-			23,296
COST OF SALES AND SERVICES	(15,868)	(114)			(15,982)				-			(15,982)
GROSS PROFIT	7,293	21			7,314	-			-			7,314

OPERATING COSTS									-			-
● Mineral property expenditures	10,154	1,144			11,298	3,295			3,295			14,593
● General and administrative	15,026	729			15,755	3,235			3,235	4,241	4f	23,231
● Acquisition-related costs	3,444				3,444	-			-			3,444
● Depreciation, amortization and accretion	1,379	626	653	5a	2,658	50			50			2,708
TOTAL OPERATING COSTS	30,003	2,499	653		33,155	6,580			6,580	4,241		43,976
INCOME (LOSS) FROM OPERATIONS	(22,710)	(2,478)	(653)		(25,841)	(6,580)			(6,580)	4,241		(36,662)

OTHER INCOME (EXPENSES)
● Interest income (expenses) and finance costs	(1,519)	(13,717)	13,569	5b	(1,667)	25			25			(1,642)
● Income from equity-accounted investment	4,126				4,126	(1,549)			(1,549)			2,577
● Debt receivable recovery	18,342			6	18,342	-			-			18,342
● Gain on settlement of debt receivable	1,780			6	1,780	-			-			1,780
● Gain (loss) on disposition of assets	6,427			6	6,427	(2)			(2)			6,425
● Unrealized loss on equity securities	(1,898)				(1,898)	-	200	2a	200	(1,132)	4d	(2,830)
● Realized gain on equity securities	547				547	-			-			547
● Other income	152				152	27			27			179
OTHER INCOME (EXPENSES)	27,957	(13,717)	13,569		27,809	(1,499)			(1,299)	(1,132)		25,378
INCOME (LOSS) BEFORE INCOME TAXES	5,247	(16,195)	12,916		1,968	(8,079)			(7,879)	(5,373)		(11,284)

DEFERRED TAX BENEFIT	5				5	58			58			63
NET INCOME (LOSS) FOR THE YEAR	5,252	(16,195)	12,916		1,973	(8,021)			(7,821)	(5,373)		(11,221)

OTHER COMPREHENSIVE (LOSS) INCOME
● Translation (loss) gain	(679)				(679)	-			-			(679)
● Fair value net change on financial assets - FVOCI					-	200	(200)	2a	-			-
TOTAL OTHER COMPREHENSIVE (LOSS) INCOME	(679)	-			(679)	200			-	-		(679)
TOTAL COMPREHENSIVE INCOME (LOSS) FOR THE YEAR	4,573	(16,195)	12,916		1,294	(7,821)			(7,821)	(5,373)		(11,900)

NET INCOME (LOSS) PER SHARE
● Basic	0.02				0.00							(0.04)
● Diluted	0.02				0.00							(0.04)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING,
● Basic	271,019,472				271,019,472					48,518,745	4a	319,538,217
● Diluted	280,102,073				280,102,073				-	48,518,745	4a	319,538,217

See Accompanying Notes to the Unaudited Pro Forma Combined Statement of Operations and Comprehensive Loss.

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

Note 1:         BASIS OF PRESENTATION

The unaudited pro forma combined financial information has been adjusted to give effect to pro forma events that are directly attributable to the UEX Acquisition and U1A acquisition (see note 5). The unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses." The Company has elected not to present management’s adjustments; only transaction accounting adjustments are presented in the unaudited pro forma combined financial information.

The accompanying unaudited pro forma combined financial information was prepared based on the historical consolidated financial statements of UEC and the historical consolidated financial statements of UEX.

These pro forma combined financial statements have been compiled from and include:

(a)	An unaudited pro forma combined balance sheet as of July 31, 2022 combining:

(i)	The audited balance sheet of the Company as of July 31, 2022.

(ii)	The unaudited interim condensed consolidated balance sheet of UEX June 30, 2022;

(iii)	The adjustments described in Notes 3, 4a, 4b, 4c, 4d, 4e, 4f.

(b)	An unaudited pro forma combined statement of operations and comprehensive loss for the year ended July 31, 2022 combining:

(i)	The audited consolidated statement of operations and comprehensive loss of the Company for the year ended July 31, 2022

(ii)

The unaudited consolidated statement of operations and comprehensive loss of UEX for the twelve months ended June 30, 2022, which has been constructed by combining the constructed statements of operations and comprehensive loss for (a) the six months ended December 31, 2021 (constructed by subtracting the statement of operations and comprehensive loss for the six month period ended June 30, 2021 from the statement of operations and comprehensive loss for the year ended December 31, 2021) and (b) the statement of operations and comprehensive loss for the six months ended June 30, 2022

(iii)	The adjustments described in Notes 4a, 4d, 4f.

The UEX Acquisition has been accounted for as an asset acquisition in accordance with ASC 805. The fair value of the consideration paid by UEC and allocation of that amount to the underlying assets acquired, on a relative fair value basis, will be recorded on UEC’s books as of the date of the closing of the UEX Acquisition. Additionally, costs directly related to the UEX Acquisition are capitalized as a component of the purchase price.

The consolidated financial statements of UEC were prepared in accordance with U.S. GAAP. The consolidated financial statements of UEX were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”). As such, the Unaudited Pro Forma Combined Financial Information includes adjustments to align the accounting policies of UEX to those of UEC.

The unaudited pro forma combined financial information and related notes are presented for illustrative purposes only. If the UEX Acquisition and other transactions contemplated herein had occurred in the past, the Company’s operating results might have been materially different from those presented in the unaudited pro forma combined financial information. The unaudited pro forma combined financial information should not be relied upon as an indication of operating results that the Company would have achieved if the UEX Acquisition and other transactions contemplated herein had taken place on the specified date. In addition, future results may vary significantly from the results reflected in the unaudited pro forma combined financial statement of operations and comprehensive loss and should not be relied upon as an indication of the future results the Company will have after the contemplation of the UEX Acquisition and the other transactions contemplated by these unaudited pro forma combined financial information. The Company has prepared the unaudited pro forma combined financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the combined company in periods following the UEX Acquisition may differ significantly from this unaudited pro forma combined financial information.

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

Note 2:         APPLICATION OF U.S. GAAP AND RECLASSIFICATION ADJUSTMENTS

The IFRS to US GAAP adjustments are summarized as follows:

The consolidated financial statements of UEX were prepared in accordance with IFRS. For purposes of preparing the Unaudited Pro Forma Combined Financial Information, the financial information of UEX has been adjusted to give effect to the material differences between IFRS and U.S. GAAP, to the extent that such historical IFRS and U.S. GAAP differences are not affected by the adjustments relating to preliminary purchase price allocation described in Note 3 below. Other differences impacted by the preliminary purchase price allocation are included as other “pro forma adjustments” as described in Note 3 and 4 below. Further, certain adjustments to UEXs financial information are required to conform UEX’s presentation and classification policies to those of UEC, as described below.

Please note that we have converted the UEX statement of operations and comprehensive loss and balance sheet from Canadian dollars to U.S. dollars using the average exchange rate equal to 0.7901 USD for 1 CAD and spot rate equal to 0.7798 USD for 1 CAD respectively.

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

2.1 Reclassification of UEX financial statement line items to align with UEC’s financial statements

Constructed statement of operations and comprehensive loss for the year-ended June 30, 2022

(presented in thousands of USD including notes)

	UEX IFRS Constructed	Reclassified	Notes	UEX IFRS Reclassified
Revenues
● Interest income	19	(19)	A	-
● Management fees	21	(21)	B	-
● Gain (loss) on disposition of assets	(2)	2	C	-
● Other income	6	(6)	B	-
Total revenue	44	(44)		-

Operating costs
● Depreciation, amortization and accretion	50			50
● Exploration and evaluation expenditures	3,294	(3,294)	D	-
● Write down of mineral property	1	(1)	D
● Mineral property expenditures	-	3,295	D	3,295

● General and administrative		3,235	E	3,235
● Filing fees and stock exchange	97	(97)	E	-
● Legal and audit	450	(450)	E	-
● (Gain) loss on foreign exchange	(1)	1	E
● Maintenance	41	(41)	E	-
● Office expenses, net of project surcharges	1,380	(1,380)	E	-
● Salaries, net of project management fees & CEWS	442	(442)	E	-
● Share-based compensation	702	(702)	E	-
● Travel and promotion	124	(124)	E	-

Total operating costs	6,580	-		6,580
Income from operations	(6,536)	(44)		(6,580)

Other income (expenses)
● Interest income (expenses) and finance costs	-	(25)	A	(25)
● Financing and interest	(6)	6	A

● Income from equity-accounted investment		(1,549)	F	(1,549)
● Share of loss from equity-accounted investee	(1,549)	1,549	F

● Gain (loss) on disposition of assets		(2)	C	(2)

● Other income	-	27	B	27

Income (loss) before income taxes	(8,079)	(13)		(8,079)
● Deferred income tax recovery	58			58
Net income (loss) for the year	(8,021)	-		(8,021)

Other comprehensive income
● Fair value net change on financial assets – FVOCI	200	-		200
Total other comprehensive income (loss)	200	-		200
Total comprehensive income (loss) for the year	(7,821)	-		(7,821)
A.	Interest income of $19 and Financing and interest of $6 was reclassified and combined under Interest income (expenses) and finance costs for the year-ended June 30, 2022;
B.	Management fees of $21 and Other income of $6 reclassified and combined under Other income for the year-ended June 30, 2022;
C.	Gain on disposal of equipment for $2 reclassified to Gain (loss) on disposition of assets for the year-end June 30, 2022.
D.	Exploration and evaluation expenditures of $3,295 and write-down of mineral property of $1 was reclassified to Mineral property expenditures for the year-ended June 30, 2022;
E.

Filing fees and stock exchange of $97, Legal and audit of $450, (Gain) loss on foreign exchange of $1, Maintenance of $41, Office expenses, net of project surcharges of $1,380, salaries, net of project management fees & CEWS of $442, Share-based compensation of $702 , Travel and promotion of $124, reclassified to General and Administrative expenses for the year-ended June 30, 2022.

F.	Share of loss from equity-accounted investee of $1,549 reclassified to Income from equity-accounted investment for the year-ended June 30, 2022.

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

Balance sheet as of June 30, 2022

(presented in thousands of USD including notes)

	UEX IFRS Constructed (Note 2)	Reclassified	Notes	UEX IFRS Reclassified
ASSETS
Current Assets
● Cash and cash equivalents	6,395	-		6,395
● Amounts receivable	118	(118)	A	-
● Other current assets		118	A	118
● Prepaid expenses and deposits	97	-		97
Total current assets	6,610			6,610

Non-current assets
● Deposits	5	(5)	B	-
● Right-Of-Use Asset	61	(61)	B	-
● Mineral Rights And Properties	8,480			8,480
● Property, Plant and Equipment	232			232
● Investment In Equity-Accounted Investee	14,714	(14,714)	C	-
● Equity-Accounted investment		14,714	C	14,714
● Investments	136	(136)	D	-
● Investment In Equity Securities	-	136	D	136
● Other non-current assets		66	B	66
Total assets	30,238			30,238

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
● Accounts payable and other liabilities	1,767			1,767
● Lease liability - current	41	(41)	E	-
● Provision for remediation – current	47			47
● Other current liabilities		41	E	41
Total current liabilities	1,855	-		1,855

Non-current liabilities
● Provision for remediation – long term	109	(109)	F	-
● Asset Retirement Obligations		109	F	109
● Lease liability – long term	29	(29)	G	-
● Other Non-Current Liabilities		29	G	29
Total liabilities	1,993	-		1,993

Shareholders’ equity
● Capital stock	189,238	-		189,238
● Share-based payments reserve	3,420	(3,420)	H	-
● Additional paid-in capital		3,420	H	3,420
● Accumulated other comprehensive income	(178)	-		(178)
● Accumulated deficit	(164,235)	-		(164,235)
	28,245			28,245
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	30,238			30,238

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

A.	Amounts receivable of $118 reclassified to Other current asset as of June 30, 2022.
B.	Deposits of $5 and Right-of-use assets $61 reclassified and combined under Other non-current assets as of June 30, 2022;
C.	Investment in equity-accounted investee for $14,714 reclassified to Equity-Accounted investment as of June 30, 2022;
D.	Investments of $136 reclassified to Investment in equity securities as of June 30, 2022;
E.	Lease liability – current for $41 reclassified to Other current liabilities as of June 30, 2022;
F.	Provision for remediation – long-term of $109 reclassified to Assets retirement obligations as of June 30, 2022.
G.	Lease liability – long-term of $29 reclassified to Other non-current liabilities as of June 30, 2022;
H.	Share-based payments reserve of $3,420 reclassified to Additional paid-in capital as of June 30, 2022.

2.2 U.S. GAAP adjustments to the unaudited pro forma combined statement of operations and comprehensive loss for the year ended July 31, 2022

a.

Under IFRS, an entity can elect to measure investment in equity securities at fair value through other comprehensive income (FVTOCI) whereas under U.S. GAAP an entity is generally required to measure them at fair value through net income (FVTNI) unless they do not have a readily determinable fair value which is not the case in this instance. Therefore, the gain or loss on investment recorded as FVTOCI are adjusted to be recorded at FVTNI in the period presented.

No other significant differences in accounting policies were noted in the preliminary review of UEX accounting policies from the accounting policies used to prepare the historical UEC financial statements. UEC will conduct an additional review of UEX’s accounting policies to determine if differences in accounting policies require adjustment or reclassification of UEX’s results of operations, assets or liabilities to conform to UEC’s accounting policies and classifications when the Company prepares and completes its unaudited consolidated financial statements for the three months ended October 31, 2022. As a result of that review, UEC may identify differences between the accounting policies that, when conformed, could have a material impact on its future consolidated financial statements.

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

Note 3:         CONSIDERATION AND PRELIMINARY PURCHASE PRICE ALLOCATION

The preliminary allocation of the total purchase price in the UEX Acquisition is based upon management’s estimates of and assumptions related to the fair value of assets to be acquired and liabilities to be assumed as of the closing date of the transaction using currently available information. Because the unaudited pro forma combined financial information has been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on financial position and results of operations may differ significantly from the pro forma amounts included herein.

The consideration transferred, the fair value of assets acquired and liabilities assumed by UEC were recorded as follows (in thousands, except share amounts and stock price):

Carrying value of previously held interest (as of July 31, 2022)	6,914
Fair value of previously held interest (as of the transaction date)	6,009
Gain (loss) recognized on remeasurement of previously held interest	(905)

Consideration paid:
● Shares of UEC issued	171,271
● UEC replacement equity instruments	12,929
● Salaries and benefits liability assumed	904
Total consideration paid:	185,104

Transaction costs capitalized as part of the acquisition:
● Direct transaction costs	2,585
Total transaction costs capitalized as part of the acquisition	2,585

Fair value of previously held interest	6,009

Costs allocated to the assets acquired:	193,698

Fair value of assets acquired:
● Cash and cash equivalents	6,395
● Accounts receivable	118
● Prepaid expenses and deposits	97
● Restricted cash	5
● Property, plant and equipment	293
● Mineral rights and properties	165,122
● Interest in equity-accounted investment	23,661
Amount attributable to assets acquired	195,691

Fair value of liabilities assumed:
● Accounts payable and accrued liabilities	1,767
● Other current liabilities	41
● Asset retirement obligation (current and non-current)	156
● Other non-current liabilities	29
Amount attributable to liabilities assumed	1,993

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

This pro forma purchase price allocation has been used to prepare the transaction accounting adjustments in the pro forma combined balance sheet and statement of operations and comprehensive loss.

Note 4:         PRO FORMA ADJUSTMENTS RELATED TO THE UEX ACQUISITION

The following adjustments were made in the preparation of the unaudited pro forma combined balance sheet as of July 31, 2022 and the unaudited pro forma combined statement of operations and comprehensive loss for the year ended July 31, 2022:

a.

Represents the increase in the basic and weighted average number of shares in connection with the issuance of 48,518,745 UEC common shares in exchange for all remaining common shares of UEX and 6,962,335 UEC common shares issuable on exercise of the Replacement Options and exercise of outstanding UEX Warrants and Options. The share value above the par value ($0.001 per share) of UEC shares was added to additional paid in capital in the amount of $171,222. We note that there is no dilutive impact on earnings per share caused by the replacement options as the pro forma is in a net loss position.

b.

Represents salaries and benefits provided to the UEX employees as per agreements between the UEX and the parties which was triggered as part of the UEX Acquisition. This is included as part of the consideration paid in the UEX Acquisition as it is a liability rested with UEC.

c.	The elimination of UEX pre-acquisition equity balance.

d.

Represents the adjustments for the UEX shares accounted as an investment in equity securities. On June 21, 2022, the Company completed a private placement in UEX, whereby UEC acquired 11,627,907 UEX common shares at a price of CA$0.43 per UEX common share for total consideration of $3,867. Subsequently, UEC acquired an additional 6,844,000 UEX common shares for total consideration of $1,914 by making purchases through the facilities of the TSX subject to and in accordance with applicable laws. As of July 31, 2022, UEC owned 18,471,907 UEX common shares, representing a 3% interest in UEX, with a fair value of $6,914. The investment in UEX was accounted for as an investment in equity securities with a change in fair value of $1,132 recorded as unrealized gain in consolidated statements of operations and comprehensive income. Such investment should be removed with the subsequent UEX Acquisition of 100% interest of UEX by UEC as they would have control at the date of the acquisition. We note that a loss of $905 was added to accumulated deficit to account for the change in fair value of the previously held interest (see note 3).

e.

The effect of the issuance of 48,518,745 UEC common shares and 6,962,335 UEC common shares issuable on exercise of the Replacement Options and exercise of outstanding UEX Warrants ($12,929) on the pro forma equity balance as at July 31, 2022.

f.

To capitalize the estimated transaction costs incurred by UEC of $2,250 as part of the preliminary purchase price allocation and expense the estimated transaction costs incurred by UEX of $4,241. $6,491 is added to accounts payable and accrued liabilities not incurred in the historical financial statements. $335 incurred by UEC are deducted from prepaid expenses and accumulated deficit respectively and capitalized as these amounts were recorded in the historical financial statements.

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

Note 5:         THE URANIUM ONE AMERICAS INC. ACQUISITION

On December 17, 2021, Uranium Energy Corp. (the “Company” or “UEC”) completed the acquisition of 100% of all the issued and outstanding common shares of U1A, a Nevada corporation, for a total cash consideration $125,593 in cash together with an additional $2,902 in working capital (the " U1A Acquisition"). Subsequent to the completion of the U1A Acquisition, UEC changed the name of U1A to UEC Wyoming Corp. and, in conjunction therewith, UEC also changed the name of U1A’s wholly owned subsidiary, Uranium One USA Inc., a Delaware corporation, to UEC Uranium Corp.

Due to the significance of the U1A acquisition, it has also been reflected in the unaudited pro forma consolidated statement of operations and comprehensive loss for the year ended July 31, 2022 as if the transaction occurred on August 1, 2021. The acquisition is already reflected in the UEC ‘s Balance Sheet as at July 31, 2022 therefore no adjustments were required.

Basis of Preparation

The unaudited pro forma combined financial information has been adjusted to give effect to pro forma events that are directly attributable to the U1A Acquisition as if the acquisition occurred on August 1, 2021. The unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses."

The unaudited pro forma combined statement of operations and comprehensive loss for the year-ended July 31, 2022, combine the historical statements of operations and comprehensive loss of UEC and U1A, giving effect to the U1A Acquisition as if they had occurred on August 1, 2021. The unaudited pro forma combined statement of operations for the year ended July 31, 2022 (“Fiscal 2022”), combines the historical consolidated statements of operations of the Company for the year ended July 31, 2022 and U1A for the period from August 1, 2021, to December 17, 2022. A pro forma combined balance sheet has been omitted from this filing, as a historical balance sheet reflecting the U1A Acquisition has already been filed within the Company's Annual Report on Form 10-K for the year ended July 31, 2022.

The U1A Acquisition was accounted for under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”) with the Company being the accounting acquirer. Under the acquisition method, all assets acquired and liabilities assumed in a business combination are recognized and measured at their assumed acquisition date fair value. The Company used its best estimates and assumptions to assign fair values to the assets acquired and liabilities assumed at the acquisition date using assumptions that the company’s management believes are reasonable utilizing information available at the time. The purchase price allocation analysis was completed as of July 31, 2022 to assign fair values to all assets acquired and liabilities assumed as part of the U1A Acquisition and included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 29, 2022.

Uranium Energy Corp.
NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
For the year ended July 31, 2022
(Unaudited, expressed in thousands U.S. Dollars)

Description of adjustments for U1A Acquisition:

Notes	Description
A	Pro forma property, plant and equipment depreciation expense and accretion expense to the asset retirement obligation adjustments:
	Reversal of the total depreciation and accretion expenses	(626)
	Depreciation expenses increase as a result of the adjustment to the value of property plant, and equipment at the date of the acquisition	1,016
	Accretion expenses increase as a result of the pro forma adjustment to the asset retirement obligation at the date of acquisition.	263
		653
B	Reflects the reversal interest charges of the long-term debt for U1A’s related party settled prior to the Acquisition.

Note 6:         NON-RECURRING TRANSACTION

In connection with the U1A Acquisition, UEC acquired certain indebtedness totaling $18,342 due from Anfield, which was owed to U1A prior to the closing of the U1A Acquisition (the “Anfield Debt”). UEC assigned a value of $Nil to the Anfield Debt, net of the expected credit loss on the preliminary purchase price allocation given that the probability of the Anfield Debt being collectable was remote at December 17, 2021.

On April 19, 2022, UEC and Anfield entered into a debt settlement agreement (the “Settlement Agreement”) whereas both parties agreed to settle the debt on the following terms and conditions:

1.	Settlement of Debt

●	Payment by Anfield to UEC of $9,171 in cash, representing one-half of the Debt from funds raised through an equity financing of Anfield.

●	Issuance by Anfield to UEC in units of Anfield having an average deemed issue price of $9,171, representing the other one-half of the Debt.

2.	Property Swap

Concurrent with entering into the Settlement Agreement, UEC and Anfield also entered into a property swap agreement (the “Swap Agreement”) exchanging all right, title and interest in and to UEC’s Slick Rock Project and Long Park Project located in Colorado with a carrying value of $92, with all right, title and interest in and to certain Anfield’s in situ recovery uranium projects, located in Wyoming with a fair value of $6,500.  As a result, UEC recorded a gain of $6,408 on disposition of assets on its consolidated statements of operations and comprehensive income for the year-ended July 31, 2022.

The Anfield Debt to UEC was settled through the payment of $9,171 in cash plus the issuance to UEC of 96,272,918 units of Anfield (each, an “Anfield Unit”), which were issued at a deemed price of approximately $9,171.  Each Anfield Unit is comprised of one common share of Anfield (each, an “Anfield Share”) plus one Anfield share purchase warrant (each, an “Anfield Warrant”), with each Anfield Warrant entitling UEC to acquire one Anfield Share at a price of CAD$0.18 per Anfield Share until May 12, 2027.  The securities underlying the Anfield Units are subject to certain resale restrictions.  As a result, UEC now owns approximately 16% of Anfield’s outstanding shares.

The Debt Settlement closed on June 7, 2022, whereby UEC received $9,171 in cash and Anfield Units being comprised of 96,272,918 Anfield Shares and Anfield Warrants. Therefore, the full credit loss recognized on the receivable was considered recovered as of this date.

Consequently, UEC reversed the entire expected credit loss on the debt receivable and recognized a recovery on debt receivable of $18,342 on its consolidated statements of operations and comprehensive income for Fiscal 2022.  The fair value of the cash and the Anfield Common Shares and Anfield Warrants totaled $20,122, which exceeded the amounts of $18,342 previously written off at the date of U1A Acquisition by $1,780.   In accordance with ASC 326 Financial Instruments – Credit Loss, as amended by ASU 2019-04, “expected recoveries of amounts previously written off and expected to be written off shall be included in the valuation account and shall not exceed the aggregate of amounts previously written off and expected to be written off by an entity.”  As a result, UEC recorded a gain of $1,780 on settlement of the Anfield Debt receivable on its consolidated statements of operations and comprehensive income for the year ended July 31, 2022.